Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2022

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	8
	Capitalization/Book Value per Common Share	9
	Spread Results	10

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	10
	Annuity Account Balance Rollforward	11
	Notional Values Subject to Recurring Fees Under Reinsurance Agreements	11
	Annuity Deposits by Product Type	12
	Surrender Charge Protection and Account Values by Product Type	12
	Annuity Liability Characteristics	13

C.	Investment Summary
	Summary of Invested Assets	16
	Credit Quality of Fixed Maturity Securities	16
	Watch List Securities	16
	Fixed Maturity Securities by Sector	17
	Mortgage Loans on Real Estate	18

D.	Shareholder Information	20

E.	Research Analyst Coverage	21

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2022	December 31, 2021
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$45,323,775	$51,305,943
Mortgage loans on real estate	6,228,616	5,687,998
Real estate investments	672,475	337,939
Derivative instruments	200,781	1,277,480
Other investments	2,112,169	1,767,144
Total investments	54,537,816	60,376,504

Cash and cash equivalents	1,287,225	4,508,982
Coinsurance deposits	8,600,297	8,850,608
Accrued investment income	492,539	445,097
Deferred policy acquisition costs	3,474,319	2,222,769
Deferred sales inducements	2,380,288	1,546,073
Deferred income taxes	76,936	—
Income taxes recoverable	135,241	166,586
Other assets	678,605	232,490
Total assets	$71,663,266	$78,349,109

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$62,280,575	$65,477,778
Other policy funds and contract claims	522,763	226,844
Notes payable	496,552	496,250
Subordinated debentures	78,584	78,421
Deferred income taxes	—	541,972
Funds withheld for reinsurance liabilities	2,936,366	3,124,740
Other liabilities	1,465,040	2,079,977
Total liabilities	67,779,880	72,025,982

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	90,169	92,514
Additional paid-in capital	1,507,601	1,614,374
Accumulated other comprehensive income (loss)	(1,387,968)	1,848,789
Retained earnings	3,672,387	2,767,422
Total stockholders' equity attributable to American Equity Investment Life Holding Company	3,882,217	6,323,127
Noncontrolling interests	1,169	—
Total stockholders' equity	3,883,386	6,323,127
Total liabilities and stockholders' equity	$71,663,266	$78,349,109

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues:
Premiums and other considerations	$3,831	$14,595	$13,909	$27,808
Annuity product charges	55,514	63,759	107,869	123,841
Net investment income	592,308	499,320	1,159,731	996,510
Change in fair value of derivatives	(506,181)	500,880	(983,700)	897,185
Net realized losses on investments	(33,272)	(3,114)	(46,399)	(7,697)
Other revenue	9,195	—	17,784	—
Total revenues	121,395	1,075,440	269,194	2,037,647

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	7,091	15,828	19,729	32,252
Interest sensitive and index product benefits	234,855	812,981	607,517	1,289,576
Amortization of deferred sales inducements	90,446	(12,520)	233,991	110,455
Change in fair value of embedded derivatives	(885,984)	273,713	(2,279,633)	(8,700)
Interest expense on notes payable	6,461	6,394	12,886	12,787
Interest expense on subordinated debentures	1,346	1,326	2,663	2,652
Amortization of deferred policy acquisition costs	142,354	(16,906)	367,780	186,917
Other operating costs and expenses	59,923	65,050	118,043	120,915
Total benefits and expenses	(343,508)	1,145,866	(917,024)	1,746,854
Income (loss) before income taxes	464,903	(70,426)	1,186,218	290,793
Income tax expense (benefit)	104,327	(15,732)	259,419	62,803
Net income (loss)	360,576	(54,694)	926,799	227,990
Less: Net income (loss) available to noncontrolling interests	(4)	—	(4)	—
Net income (loss) available to American Equity Investment Life Holding Company stockholders	360,580	(54,694)	926,803	227,990
Less: Preferred stock dividends	10,919	10,919	21,838	21,838
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$349,661	$(65,613)	$904,965	$206,152

Earnings (loss) per common share	$3.78	$(0.69)	$9.56	$2.16
Earnings (loss) per common share - assuming dilution	$3.74	$(0.69)	$9.46	$2.15

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	92,544	94,801	94,693	95,265
Earnings (loss) per common share - assuming dilution	93,375	95,379	95,652	95,795

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Revenues:
Traditional life insurance premiums	$691	$675	$677	$697	$708
Life contingent immediate annuity considerations	3,140	9,403	13,876	15,144	13,887
Surrender charges	15,345	15,541	13,638	16,481	18,057
Lifetime income benefit rider fees	40,169	36,814	46,672	41,999	45,702
Net investment income	592,308	567,423	514,599	526,366	499,320
Change in fair value of derivatives	(506,181)	(477,519)	522,251	(70,701)	500,880
Net realized gains (losses) on investments	(33,272)	(13,127)	(10,478)	4,933	(3,114)
Other revenue (a)	9,195	8,589	8,026	7,644	—
Total revenues	121,395	147,799	1,109,261	542,563	1,075,440

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	785	765	624	798	502
Life contingent immediate annuity benefits and change in future policy benefits	6,306	11,873	16,351	17,958	15,326
Interest sensitive and index product benefits (b)	234,855	372,662	574,816	817,014	812,981
Amortization of deferred sales inducements (c)	90,446	143,545	59,409	(17,172)	(12,520)
Change in fair value of embedded derivatives (d)	(885,984)	(1,393,649)	186,802	(536,404)	273,713
Interest expense on notes payable	6,461	6,425	6,259	6,535	6,394
Interest expense on subordinated debentures	1,346	1,317	1,330	1,342	1,326
Amortization of deferred policy acquisition costs (c)	142,354	225,426	82,999	(1,588)	(16,906)
Other operating costs and expenses	59,923	58,120	66,279	56,518	65,050
Total benefits and expenses	(343,508)	(573,516)	994,869	345,001	1,145,866
Income (loss) before income taxes	464,903	721,315	114,392	197,562	(70,426)
Income tax expense (benefit)	104,327	155,092	21,255	44,697	(15,732)
Net income (loss) (b)(c)(d)	360,576	566,223	93,137	152,865	(54,694)
Less: Net income (loss) available to noncontrolling interests	(4)	—	—	—	—
Net income (loss) available to American Equity Investment Life Holding Company stockholders (b)(c)(d)	360,580	566,223	93,137	152,865	(54,694)
Less: Preferred stock dividends	10,919	10,919	10,919	10,918	10,919
Net income (loss) available to American Equity Investment Life Holding Company common stockholders (b)(c)(d)	$349,661	$555,304	$82,218	$141,947	$(65,613)

Earnings (loss) per common share	$3.78	$5.73	$0.89	$1.53	$(0.69)
Earnings (loss) per common share - assuming dilution (b)(c)(d)	$3.74	$5.67	$0.88	$1.53	$(0.69)

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	92,544	96,866	92,479	92,478	94,801
Earnings (loss) per common share - assuming dilution	93,375	97,953	93,378	93,044	95,379
(a)Other revenue consists of $3.0 million in Q2 2022, $2.9 million in Q1 2022, $2.8 million in Q4 2021 and $2.7 million in Q3 2021 related to asset liability management fees and $6.2 million in Q2 2022, $5.7 million in Q1 2022, $5.3 million in Q4 2021 and $4.9 million in Q3 2021 related to amortization of the deferred gain associated with the cost of reinsurance. The deferred gain, which is recorded in Other liabilities on the Consolidated Balance Sheets, was $372.3 million and $321.7 million at June 30, 2022 and December 31, 2021, respectively. The deferred gain consists primarily of a difference between liabilities ceded and assets transferred and the present value of the ceding commissions offset by a reduction in deferred policy acquisition costs associated with the in-force business ceded.
(b)Q4 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $10.5 million and decreased both net income and net income available to common stockholders by $8.2 million and decreased earnings per common share - assuming dilution by $0.09 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands, except per share data)

Q3 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $233.2 million and decreased both net income and net income available to common stockholders by $183.0 million and decreased earnings per common share - assuming dilution by $1.97 per share.
(c)Q4 2021 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $6.3 million and $6.9 million, respectively, and decreased both net income and net income available to common stockholders by $10.4 million and decreased earnings per common share - assuming dilution by $0.11 per share
Q3 2021 includes a benefit from the update of assumptions which decreased amortization of deferred sales inducements and deferred policy acquisition costs by $51.4 million and $52.6 million, respectively, and increased both net income and net income available to common stockholders by $81.7 million and increased earnings per common share - assuming dilution by $0.88 per share.
(d)Q4 2021 includes expense from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $3.5 million and decreased both net income and net income available to common stockholders by $2.7 million and decreased earnings per common share - assuming dilution by $0.03 per share.
Q3 2021 includes a benefit from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $125.8 million and increased both net income and net income available to common stockholders by $98.7 million and increased earnings per common share - assuming dilution by $1.06 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss) available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income (loss) available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income (loss) available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$349,661	$(65,613)	$904,965	$206,152
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized losses on financial assets, including credit losses	31,572	2,912	41,857	6,428
Change in fair value of derivatives and embedded derivatives	(367,145)	200,767	(970,499)	(96,867)
Income taxes	77,056	(44,278)	204,717	19,516
Non-GAAP operating income available to common stockholders	91,144	93,788	181,040	135,229
Impact of notable items (b)	—	—	—	—
Non-GAAP operating income available to common stockholders, excluding notable items	$91,144	$93,788	$181,040	$135,229

Per common share - assuming dilution:
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$3.74	$(0.69)	$9.46	$2.15
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized losses on financial assets, including credit losses	0.34	0.03	0.44	0.07
Change in fair value of derivatives and embedded derivatives	(3.93)	2.10	(10.15)	(1.01)
Income taxes	0.83	(0.46)	2.14	0.20
Non-GAAP operating income available to common stockholders	0.98	0.98	1.89	1.41
Impact of notable items	—	—	—	—
Non-GAAP operating income available to common stockholders, excluding notable items	$0.98	$0.98	$1.89	$1.41
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net realized losses on financial assets, including credit losses:
Net realized losses on financial assets, including credit losses	$37,054	$2,862	$50,779	$7,589
Amortization of DAC and DSI and accretion of LIBR reserves	(5,482)	50	(8,922)	(1,161)
Income taxes	(6,788)	(626)	(8,999)	(1,382)
	$24,784	$2,286	$32,858	$5,046
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$(275,057)	$331,268	$(919,820)	$(162,531)
Reinsurance contracts	(199,422)	—	(401,866)	—
Interest rate swaps	3,666	—	3,666	—
Amortization of DAC and DSI	103,668	(130,501)	347,521	65,664
Income taxes	83,844	(43,652)	213,716	20,898
	$(283,301)	$157,115	$(756,783)	$(75,969)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$349,661	$555,304	$82,218	$141,947	$(65,613)
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized (gains) losses on financial assets, including credit losses	31,572	10,285	7,771	(3,900)	2,912
Change in fair value of derivatives and embedded derivatives	(367,145)	(603,354)	(14,544)	(75,879)	200,767
Income taxes	77,056	127,661	383	17,285	(44,278)
Non-GAAP operating income available to common stockholders (b)(c)	91,144	89,896	75,828	79,453	93,788
Impact of notable items (d)	—	—	21,235	56,801	—
Non-GAAP operating income available to common stockholders, excluding notable items	$91,144	$89,896	$97,063	$136,254	$93,788

Per common share - assuming dilution:
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$3.74	$5.67	$0.88	$1.53	$(0.69)
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses	0.34	0.11	0.08	(0.04)	0.03
Change in fair value of derivatives and embedded derivatives	(3.93)	(6.16)	(0.15)	(0.82)	2.10
Income taxes	0.83	1.30	—	0.18	(0.46)
Non-GAAP operating income available to common stockholders (b)(c)	0.98	0.92	0.81	0.85	0.98
Impact of notable items (d)	—	—	0.23	0.61	—
Non-GAAP operating income available to common stockholders, excluding notable items	$0.98	$0.92	$1.04	$1.46	$0.98
Notable Items

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Notable items impacting non-GAAP operating income available to common stockholders:
Impact of actuarial assumption updates (b)(c)	$—	$—	$21,235	$56,801	$—
Total notable items (d)	$—	$—	$21,235	$56,801	$—
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Q4 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $10.5 million and decreased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $8.2 million and $0.09 per share, respectively.
Q3 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $233.2 million and decreased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $183.0 million and $1.97 per share, respectively.
(c)Q4 2021 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $7.7 million and $8.8 million, respectively, and decreased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $13.0 million and $0.14 per share, respectively.
Q3 2021 includes a benefit from the update of assumptions which decreased amortization of deferred sales inducements and deferred policy acquisition costs by $73.8 million and $87.0 million, respectively, and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $126.2 million and $1.36 per share, respectively.
(d)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Net realized (gains) losses on investments	$33,272	$13,127	$10,478	$(4,933)	$3,114
Change in fair value of derivatives	415,171	546,442	(215,961)	411,330	57,555
Increase (decrease) in total revenues	448,443	559,569	(205,483)	406,397	60,669

Amortization of deferred sales inducements	(37,179)	(90,361)	(4,506)	(17,682)	52,074
Change in fair value of embedded derivatives	885,984	1,393,649	(186,802)	536,404	(273,713)
Interest sensitive and index product benefits (a)	(2,569)	143	971	(944)	227
Amortization of deferred policy acquisition costs	(62,220)	(150,793)	(8,373)	(31,602)	78,402
Increase (decrease) in total benefits and expenses	784,016	1,152,638	(198,710)	486,176	(143,010)
Increase (decrease) in income (loss) before income taxes	(335,573)	(593,069)	(6,773)	(79,779)	203,679
Increase (decrease) in income tax expense (benefit)	(77,056)	(127,661)	(383)	(17,285)	44,278
Increase (decrease) in net income (loss) available to common stockholders	$(258,517)	$(465,408)	$(6,390)	$(62,494)	$159,401
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits. The change in this allowance is reflected in the net realized (gains) losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,584	78,502	78,421	78,342	78,264
Total debt	578,584	578,502	578,421	578,342	578,264
Total stockholders’ equity attributable to American Equity Investment Life Holding Company	3,882,217	5,171,086	6,323,127	6,375,208	6,295,735
Total capitalization	4,460,801	5,749,588	6,901,548	6,953,550	6,873,999
Accumulated other comprehensive income (AOCI)	1,387,968	(63,706)	(1,848,789)	(1,956,974)	(2,023,911)
Total capitalization excluding AOCI (a)	$5,848,769	$5,685,882	$5,052,759	$4,996,576	$4,850,088

Total stockholders’ equity attributable to American Equity Investment Life Holding Company	$3,882,217	$5,171,086	$6,323,127	$6,375,208	$6,295,735
Equity available to preferred stockholders (b)	(700,000)	(700,000)	(700,000)	(700,000)	(700,000)
Total common stockholders' equity (c)	3,182,217	4,471,086	5,623,127	5,675,208	5,595,735
Accumulated other comprehensive income	1,387,968	(63,706)	(1,848,789)	(1,956,974)	(2,023,911)
Total common stockholders’ equity excluding AOCI (c)	4,570,185	4,407,380	3,774,338	3,718,234	3,571,824
Net impact of fair value accounting for derivatives and embedded derivatives	(1,031,257)	(750,229)	(274,981)	(265,018)	(242,423)
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$3,538,928	$3,657,151	$3,499,357	$3,453,216	$3,329,401

Common shares outstanding	90,168,512	95,019,904	92,513,517	92,513,517	92,553,825

Book Value per Common Share: (d)
Book value per common share	$35.29	$47.05	$60.78	$61.34	$60.46
Book value per common share excluding AOCI (c)	$50.68	$46.38	$40.80	$40.19	$38.59
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$39.25	$38.49	$37.83	$37.33	$35.97

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	8.5%	8.8%	9.9%	10.0%	10.3%
Total debt / Total capitalization	9.9%	10.2%	11.4%	11.6%	11.9%
(a)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(b)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(c)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(d)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.
(e)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

Spread Results

Six Months Ended June 30,
2022	2021		Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
4.24%	3.54%	Average yield on invested assets	4.33%	4.15%	3.80%	3.91%	3.51%
1.66%	1.57%	Aggregate cost of money	1.69%	1.64%	1.51%	1.51%	1.56%
2.58%	1.97%	Aggregate investment spread	2.64%	2.51%	2.29%	2.40%	1.95%

		Impact of:
0.04%	0.11%	Investment yield - additional prepayment income	0.05%	0.03%	0.12%	0.12%	0.10%
0.02%	0.03%	Cost of money effect of over hedging	0.02%	0.03%	0.14%	0.08%	0.04%

$54,748,602	$56,352,021	Weighted average investments	$54,768,966	$54,728,239	$54,407,554	$53,781,352	$56,991,393
54,699,422	57,144,563	Ending investments	54,699,422	54,838,509	54,617,968	54,197,140	57,144,563
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Six Months Ended June 30,
2022	2021		Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
		Included in interest sensitive and index product benefits:
$296,783	$1,060,028	Index credits	$72,398	$224,385	$442,568	$475,292	$714,291
122,104	119,114	Interest credited	60,770	61,334	63,974	62,804	62,637
		Included in change in fair value of derivatives:
(303,207)	(1,069,593)	Proceeds received at option expiration	(75,115)	(228,092)	(459,982)	(489,902)	(720,474)
325,472	326,354	Pro rata amortization of option cost	165,375	160,097	153,399	150,262	162,124
$441,152	$435,903	Cost of money for deferred annuities	$223,428	$217,724	$199,959	$198,456	$218,578

$53,048,016	$55,578,458	Weighted average liability balance outstanding	$52,940,739	$53,155,293	$53,064,893	$52,644,622	$56,221,809

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands, except per share data)

Annuity Account Balance Rollforward

Six Months Ended June 30,
2022	2021		Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
$53,191,277	$54,056,725	Account balances at beginning of period	$53,119,291	$53,191,277	$52,938,493	$56,630,138	$55,813,480
—	—	Reserves ceded - in-force	—	—	—	(4,279,394)	—
53,191,277	54,056,725	Account balance at beginning of period, net of reinsurance ceded	53,119,291	53,191,277	52,938,493	52,350,744	55,813,480
1,237,291	3,578,854	Net deposits	562,366	674,925	815,890	1,090,461	1,161,125
46,689	49,663	Premium bonuses	23,547	23,142	23,476	22,021	24,813
418,887	1,179,142	Fixed interest credited and index credits	133,168	285,719	506,542	538,096	776,928
(30,886)	(37,538)	Surrender charges	(15,345)	(15,541)	(13,638)	(16,481)	(18,057)
(76,983)	(86,303)	Lifetime income benefit rider fees	(40,169)	(36,814)	(46,672)	(41,999)	(45,702)
(2,023,717)	(2,110,405)	Surrenders, withdrawals, deaths, etc.	(1,020,300)	(1,003,417)	(1,032,814)	(1,004,349)	(1,082,449)
$52,762,558	$56,630,138	Account balances at end of period	$52,762,558	$53,119,291	$53,191,277	$52,938,493	$56,630,138

$2,491,096	$2,007,394	Lifetime income benefit rider reserves, excluding unrealized gain/loss adjustment	$2,491,096	$2,396,587	$2,311,842	$2,245,040	$2,007,394
Notional Values Subject to Recurring Fees Under Reinsurance Agreements

Six Months Ended June 30,
2022	2021		Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
$4,083,301	$—	Cash surrender value of business ceded at beginning of period subject to recurring fees	$4,264,133	$4,083,301	$3,900,540	$3,736,355	$—
374,434	—	Cash surrender value of business ceded during the period subject to recurring fees	193,602	180,832	182,761	164,185	—
$4,457,735	$—	Cash surrender value of business ceded at end of period subject to recurring fees (a)	$4,457,735	$4,264,133	$4,083,301	$3,900,540	$—

0.30%	—	Asset liability management fee	0.30%	0.30%	0.30%	0.30%	—
0.64%	—	Weighted average ceding commission fee	0.64%	0.60%	0.57%	0.53%	—
(a)The business ceded to Brookfield Asset Management Re receives an annual ceding commission equal to 49 basis points for business written before July 1, 2021 and 140 basis points for business written after July 1, 2021 and an annual asset liability management fee of 30 basis points calculated based on initial cash surrender value of liabilities ceded. These annual fees are fixed and contractually guaranteed for six years with the additional and final seventh year payment being contingent on certain performance obligations for both parties.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Six Months Ended June 30,
2022	2021		Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
		American Equity Life:
$1,427,676	$1,219,600	Fixed index annuities	$671,696	$755,980	$806,238	$727,641	$702,605
2,202	3,823	Annual reset fixed rate annuities	1,140	1,062	848	1,462	1,656
2,830	834,866	Multi-year fixed rate annuities	485	2,345	6,640	14,196	47,674
16,526	29,389	Single premium immediate annuities	3,073	13,453	14,145	16,282	15,430
1,449,234	2,087,678		676,394	772,840	827,871	759,581	767,365
		Eagle Life:
231,128	333,356	Fixed index annuities	104,374	126,754	176,101	187,611	184,520
7	337	Annual reset fixed rate annuities	—	7	13	—	175
2,463	1,193,622	Multi-year fixed rate annuities	123	2,340	40,901	362,769	228,197
233,598	1,527,315		104,497	129,101	217,015	550,380	412,892
		Consolidated:
1,658,804	1,552,956	Fixed index annuities	776,070	882,734	982,339	915,252	887,125
2,209	4,160	Annual reset fixed rate annuities	1,140	1,069	861	1,462	1,831
5,293	2,028,488	Multi-year fixed rate annuities	608	4,685	47,541	376,965	275,871
16,526	29,389	Single premium immediate annuities	3,073	13,453	14,145	16,282	15,430
1,682,832	3,614,993	Total before coinsurance ceded	780,891	901,941	1,044,886	1,309,961	1,180,257
429,015	6,750	Coinsurance ceded	215,452	213,563	214,851	203,218	3,702
$1,253,817	$3,608,243	Net after coinsurance ceded	$565,439	$688,378	$830,035	$1,106,743	$1,176,555
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at June 30, 2022:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.7	5.1	8.2%	$47,188,701	89.4%
Annual Reset Fixed Rate Annuities	8.3	2.0	3.9%	1,384,261	2.6%
Multi-Year Fixed Rate Annuities	4.0	2.1	7.7%	4,189,596	8.0%
Total	11.8	4.8	8.1%	$52,762,558	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$890,066	$4,002,141
0.0% < 2.0%	80,608	2,182,310
2.0% < 3.0%	85,097	4,490,359
3.0% < 4.0%	66,281	1,448,618
4.0% < 5.0%	22,612	2,996,812
5.0% < 6.0%	38,838	3,028,489
6.0% < 7.0%	55,540	2,991,878
7.0% < 8.0%	86,532	2,821,646
8.0% < 9.0%	3,472,176	3,148,328
9.0% < 10.0%	476,797	3,827,571
10.0% or greater	299,310	16,250,549
	$5,573,857	$47,188,701

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$4,892,207	0.00%
2022	806,005	2.22%
2023	4,577,887	3.74%
2024	6,098,987	4.96%
2025	5,763,003	5.09%
2026	6,161,558	7.06%
2027	4,302,999	8.58%
2028	3,916,687	9.70%
2029	4,160,709	11.02%
2030	2,862,230	13.46%
2031	4,082,998	14.18%
2032	2,630,456	15.16%
2033	1,101,022	17.67%
2034	697,161	18.22%
2035	359,787	18.71%
2036	175,784	19.20%
2037	113,186	19.74%
2038	59,892	20.00%
	$52,762,558	8.05%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$991,377	$1,065,694
› 0.00% - 0.25%	26,514	112,894
› 0.25% - 0.50%	216,280	6,142
› 0.50% - 1.00%	5,449	546
› 1.00% - 1.50%	7,493	—
1.00% ultimate guarantee - 2.12% wtd avg interest rate (a)	4,087,549	1,037,428
1.50% ultimate guarantee - 1.07% wtd avg interest rate (a)	127,549	2,761,442
1.75% ultimate guarantee - 1.83% wtd avg interest rate (a)	47,730	305,864
2.00% ultimate guarantee - 1.78% wtd avg interest rate (a)	63,916	—
2.25% ultimate guarantee - 1.60% wtd avg interest rate (a)	—	561,905
3.00% ultimate guarantee - 1.89% wtd avg interest rate (a)	—	1,146,147
Allocated to index strategies (see tables that follow)	—	40,190,639
	$5,573,857	$47,188,701
(a)The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy ranges from 0.5% - 1.75%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of June 30, 2022 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.14%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,147	$86,501	$4,757,927	$52,346	$117,456
1.75% - 3%	7,469,760	—	—	—	—
3% - 4%	486,643	1,869	—	—	—
4% - 5%	2,079,812	348,382	615,850	—	—
5% - 6%	331,851	116,495	12,806	—	—
6% - 7%	7,394	—	264	—	—
>= 7%	7,455	14,700	338	4,448	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$170,917	$520,089	$71,601	$83,809
< 20%	1,654,041	—	—	—
20% - 40%	3,365,652	296,062	5,379	—
40% - 60%	530,652	13,364	34,767	—
60% - 100%	1,269,558	—	—	—
> 100%	1,499,608	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,745,374
1.10% - 1.30%	5,909,781
1.40% - 1.60%	1,502,494
1.70% - 2.00%	359,853
>= 2.10%	22,687

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	350,326
2.00% - 2.75%	162,982
3.00% - 3.50%	653,082
3.75% - 5.25%	3,271,729
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.86% based upon prices of options for the week ended July 1, 2022.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

Summary of Invested Assets

	June 30, 2022		December 31, 2021
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
U.S. Government and agencies	$186,491	0.3%	$1,078,746	1.8%
States, municipalities and territories	4,390,844	8.0%	3,927,201	6.5%
Foreign corporate securities and foreign governments	969,883	1.8%	402,545	0.7%
Corporate securities	29,825,798	54.7%	34,660,234	57.4%
Residential mortgage backed securities	1,391,707	2.6%	1,125,049	1.9%
Commercial mortgage backed securities	4,188,392	7.7%	4,840,311	8.0%
Other asset backed securities	4,370,660	8.0%	5,271,857	8.7%
Total fixed maturity securities	45,323,775	83.1%	51,305,943	85.0%
Mortgage loans on real estate	6,228,616	11.4%	5,687,998	9.4%
Real estate investments	672,475	1.2%	337,939	0.6%
Derivative instruments	200,781	0.4%	1,277,480	2.1%
Other investments	2,112,169	3.9%	1,767,144	2.9%
Total investments	54,537,816	100.0%	60,376,504	100.0%
Modified coinsurance investments	2,911,733		3,101.833
Investments, net of modified coinsurance investments	$51,626,083		$58,609,360
Credit Quality of Fixed Maturity Securities - June 30, 2022

NAIC Designation	Carrying Amount (a)	Percent	Rating Agency Rating	Carrying Amount (a)	Percent
1	$25,453,818	58.9%	Aaa/Aa/A	$25,316,525	58.6%
2	16,967,885	39.2%	Baa	17,099,172	39.5%
3	630,715	1.5%	Ba	629,536	1.5%
4	117,336	0.2%	B	104,137	0.2%
5	40,995	0.1%	Caa	23,137	0.1%
6	27,334	0.1%	Ca and lower	65,576	0.1%
	$43,238,083	100.0%		$43,238,083	100.0%
(a)Excludes fixed maturity securities related to reinsurance business ceded under a modified coinsurance agreement of $2,085,692 as of June 30, 2022.
Watch List Securities - June 30, 2022

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Gains (Losses), Net of Allowance	Fair Value
States, municipalities and territories	$19,062	$(1,834)	$17,228	$16	$17,244
Corporate securities - Public securities	16,526	—	16,526	(731)	15,795
Corporate securities - Private placement securities	10,417	(3,743)	6,674	(945)	5,729
Residential mortgage backed securities	31,586	(610)	30,976	(1,882)	29,094
Commercial mortgage backed securities	84,362	—	84,362	(1,934)	82,428
Other asset backed securities	48,739	—	48,739	(236)	48,503
	$210,692	$(6,187)	$204,505	$(5,712)	$198,793
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those we have taken credit losses on.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	June 30, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
U.S. Government and agencies	$178,840	$186,491	$1,046,029	$1,078,746
States, municipalities and territories	4,598,477	4,390,844	3,495,563	3,927,201
Foreign corporate securities and foreign governments	1,010,706	969,883	380,646	402,545
Corporate securities:
Capital goods	2,332,614	2,210,292	2,357,470	2,694,887
Consumer discretionary	6,899,906	6,340,590	6,396,009	7,210,975
Energy	1,877,428	1,789,043	2,120,185	2,365,991
Financials	8,971,317	8,297,022	8,043,912	8,761,157
Government non-guaranteed	239,119	221,568	471,015	541,233
Industrials	333,175	295,524	465,334	514,635
Information technology	2,212,643	2,070,221	1,885,278	2,083,179
Materials	1,661,002	1,562,281	1,702,910	1,906,150
Telecommunications	1,854,290	1,674,266	1,750,183	1,937,493
Transportation	1,313,110	1,236,962	1,344,629	1,486,405
Utilities	4,371,715	4,066,683	4,197,063	4,756,922
Other	60,680	61,346	350,641	401,207
Residential mortgage backed securities:
Government agency	834,785	825,205	455,136	500,698
Prime	411,491	379,909	537,559	544,084
Alt-A	58,159	71,175	59,129	75,361
Non-qualified mortgage	81,122	75,560	—	—
Other	40,440	39,858	4,954	4,906
Commercial mortgage backed securities:
Government agency	182,476	175,541	380,339	415,026
Non-agency	4,260,374	4,012,851	4,328,539	4,425,285
Other asset backed securities:
Auto	49,418	48,737	218,106	222,364
Consumer discretionary	132,319	129,571	—	—
Financials	298,414	283,978	4,441	4,887
Collateralized loan obligations	3,774,251	3,504,950	3,861,962	3,817,352
Other	429,756	403,424	1,142,151	1,227,254
	$48,468,027	$45,323,775	$46,999,183	$51,305,943

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	June 30, 2022		December 31, 2021
	Principal	Percent	Principal	Percent
Geographic distribution: commercial mortgage loans
East	$562,705	15.6%	$614,406	16.9%
Middle Atlantic	293,754	8.1%	293,494	8.1%
Mountain	442,861	12.3%	452,818	12.5%
New England	62,910	1.7%	60,172	1.6%
Pacific	859,389	23.8%	863,879	23.8%
South Atlantic	844,862	23.4%	785,679	21.6%
West North Central	211,508	5.9%	235,864	6.5%
West South Central	330,970	9.2%	326,819	9.0%
	$3,608,959	100.0%	$3,633,131	100.0%

Property type distribution: commercial mortgage loans
Office	$404,964	11.2%	$315,374	8.7%
Medical Office	10,549	0.3%	10,827	0.3%
Retail	944,423	26.2%	1,016,101	28.0%
Industrial/Warehouse	889,113	24.6%	924,779	25.4%
Apartment	865,637	24.0%	864,580	23.8%
Hotel	286,271	7.9%	283,500	7.8%
Mixed Use/Other	208,002	5.8%	217,970	6.0%
	$3,608,959	100.0%	$3,633,131	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022
Unaudited (Dollars in thousands)

	June 30, 2022
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,608,959	$568,180	$2,031,120	$6,208,259
In workout	—	—	—	—
Delinquent	—	—	20,185	20,185
Principal outstanding	3,608,959	568,180	2,051,305	6,228,444

Unamortized discounts and premiums, net	—	—	38,303	38,303
Deferred fees and costs, net	(5,681)	(1,716)	1,654	(5,743)
Amortized cost	3,603,278	566,464	2,091,262	6,261,004

Valuation allowance	(24,244)	(664)	(7,480)	(32,388)
Carrying value	$3,579,034	$565,800	$2,083,782	$6,228,616

	December 31, 2021
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,633,131	$408,135	$1,645,905	$5,687,171
In workout	—	—	—	—
Delinquent	—	—	7,005	7,005
Principal outstanding	3,633,131	408,135	1,652,910	5,694,176

Unamortized discounts and premiums, net	—	—	22,143	22,143
Deferred fees and costs, net	(4,629)	(1,136)	1,468	(4,297)
Amortized cost	3,628,502	406,999	1,676,521	5,712,022

Valuation allowance	(17,926)	(519)	(5,579)	(24,024)
Carrying value	$3,610,576	$406,480	$1,670,942	$5,687,998

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2022
First Quarter	$44.49	$35.05	$39.91	$0.00
Second Quarter	$42.18	$32.65	$36.57	$0.00

2021
First Quarter	$32.54	$26.21	$31.53	$0.00
Second Quarter	$33.68	$29.18	$32.32	$0.00
Third Quarter	$33.79	$27.12	$29.57	$0.00
Fourth Quarter	$39.88	$29.46	$38.92	$0.34

2020
First Quarter	$34.16	$9.07	$18.80	$0.00
Second Quarter	$27.09	$14.76	$24.71	$0.00
Third Quarter	$27.32	$19.06	$21.99	$0.00
Fourth Quarter	$34.25	$22.37	$27.66	$0.32
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2022

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Andrew Kligerman
Credit Suisse Securities
(919) 593-7737
andrew.kligerman@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Daniel Bergman
Jefferies
(617) 345-8688
dbergman@jefferies.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

Nigel Dally
Morgan Stanley Research
(212) 761-4132
Nigel.Dally@morganstanley.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com